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                  Household Finance Corporation
           Household Revolving Home Equity Loan
        Revolving Home Equity Loan Asset Backed
                   Certificates - Series 1996-1
 P & S Agreement Date:              May 1, 1996
    Original Settlement Date:           May 23,
                                           1996
       Series Number of Class A-1 Certificates:
                                      441919AJ6
       Series Number of Class A-2 Certificates:
                                            N/A
Original Sale Balance:             $819,278,000


Servicer Certificate (Page 1 of 3)
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
Distribution Date:                                       09/20/99

Investor Certificateholder Floating Allocation             93.00%
Percentage
Investor Certificateholder Fixed Allocation                97.37%
Percentage

Aggregate Amount of  Collections                    12,383,478.50
     Aggregate Amount of  Interest Collections       3,185,144.71
     Aggregate Amount of  Principal Collections      9,198,333.79

Class A Interest Collections                         2,962,306.58
Class A Principal Collections                        8,834,838.42
Seller Interest Collections                            222,838.13
Seller Principal Collections                           363,495.37

Weighted Average Loan Rate                                 12.82%
Net Loan Rate                                              11.82%

Weighted Average Maximum Loan Rate                         18.74%

Class A-1 Certificate Rate                                5.4925%
Maximum Investor Certificate Rate                        11.8200%
Class A-1 Certificate Interest Distributed           1,239,769.37
Class A-1 Investor Certificate Interest                      0.00
Shortfall before Draw
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                   0.00


Maximum Principal Dist. Amount (MPDA)                8,955,966.89
Alternative Principal Dist. Amount (APDA)            8,834,838.42
Rapid Amortization Period? (Y=1, N=0)                        0.00
Scheduled Principal  Distribution Amount (SPDA)      8,834,838.42

Principal  allocable to Class A-1                    8,834,838.42

SPDA deposited to Funding Account                            0.00
Subsequent Funding Mortgage Loans Purchased in               0.00
Period
Cumulative Subsequent Funding Mortgage Loans       100,781,997.58
Purchased


Accelerated Principal Distribution Amount                    0.00

APDA allocable to Class A-1                                  0.00


Reimbursement to Credit Enhancer                             0.00

Spread Trigger hit?                                            No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss          696,949.01
Amount
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Cumulative Investor Liquidation Loss Amount            696,949.01

Total Principal allocable to A-1                     9,531,787.43


Beginning Class A-1 Certificate Principal          262,126,932.25
Balance

Ending Class A-1 Certificate Principal Balance     252,595,144.82




Pool Factor (PF)                                        0.3083143

Servicer Certificate (Page 2 of  3)

Distribution Date:                                       09/20/99

Retransfer Deposit Amount (non 2.07 transfers)               0.00
Servicing Fees Distributed                             221,940.30
Beg. Accrued and Unpaid Inv. Servicing Fees                  0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                0.00
End. Accrued and Unpaid Inv. Servicing Fees                  0.00

Number of Mortgage Loans Retransferred pursuant                 0
to 2.07
Cumulative Number of Mortgage Loans                             0
Retransferred pursuant to 2.07
Mortgage Loans Retransferred pursuant to 2.07                0.00
($)
Cumulative Mortgage Loans Retransferred                      0.00
pursuant to 2.07 ($)

Aggregate Investor Liquidation Loss Amount             696,949.01
Investor Loss Reduction Amount                               0.00

Beginning Pool Balance                             286,362,785.89
Ending Pool Balance                                276,776,583.77
Beginning Invested Amount                          266,328,359.25
Ending Invested Amount                             256,796,571.82
Beginning Seller Principal Balance                  20,034,426.64
Ending Seller Principal Balance                     19,980,011.95
Additional Balances                                    363,495.37

Beginning Funding Account Balance                            0.00
Ending Funding Account Balance                               0.00
Ending Funding Account Balance % (before any                0.00%
purchase of Subsequent Loans or release to
Certs.)
Ending Funding Account Balance % (after                     0.00%
purchase of Subsequent Loans or release to
Certs.)
Principal Balance of Subsequent Funding Loans               $0.00
Purchased in Period
Principal Collections to purchase Additional                $0.00
Balances and/or paid to Cert.

Excess Funding Amount                                       $0.00


Beginning Spread Account Balance                     2,100,714.00
Ending Spread Account Balance                        2,100,714.00

Beginning Seller Interest                                   7.00%
Ending Seller's Interest                                    7.22%

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Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance                                            651
   60 - 89 days (Del Stat 2)                        22,132,084.05
     No. of Accounts                                          176
     Trust Balance                                   6,158,982.80
   90+ (Del Stat 3+)
     No. of Accounts                                          334
     Trust Balance                                  11,257,120.25
   270+ (Del Stat 9+)
     No. of Accounts                                          182
     Trust Balance                                   6,516,828.29
   REO
     No. of Accounts                                           75
     Trust Balance                                   2,556,878.34

Rapid Amortization Event ?                                     No
   Failure to make payment within 5 Business                   No
Days of Required Date ?
   Failure to perform covenant relating to                     No
Trust's Security Interest ?
   Failure to perform other covenants as                       No
described in the Agreement ?
   Breach of Representation or Warranty ?                      No
   Bankruptcy, Insolvency or Receivership                      No
relating to Seller ?
   Subject to Investment Company Act of 1940                   No
Regulation ?
   Servicing Termination ?                                     No
   Aggregate of Credit Enhancement Draw Amounts                No
exceed 1% of the Cut-off Balance and Pre-Funded
Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                       09/20/99

Event of Default ?                                             No
   Failure by Servicer to make payment within 5                No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                     No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other                        No
covenants as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                      No
relating to Master Servicer ?
   Trigger Event ?                                             No

Policy Fee Distributed to Credit Enhancer (Paid               N/A
directly from HFC)
Premium Distributed to Credit Enhancer                       0.00
Amount Distributed to Seller                           586,333.50
Master Servicer Credit Facility Amount                       0.00
Guaranteed Principal Distribution Amount                     0.00
Credit Enhancement Draw Amount                               0.00
Spread Account Draw Amount                                   0.00
Capitalized Interest Account Draw                            0.00
Amount re-imbursed to Credit Enhancer                        0.00
(5.01(a)(vi))
Amount paid to Trustee                                       0.00
Cumulative Draw under Policy                                 0.00
Net Yield                                                   3.62%


Total  Available Funds
     Aggregate Amount of Collections                12,383,478.50
     Deposit for principal not used to purchase              0.00
subsequent loans
     Interest Earnings on the Pre-Funding                    0.00
Account
     Deposit from Capitalized Interest Account               0.00
     Total                                          12,383,478.50


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Application of Available Funds
     Servicing Fee                                     221,940.30
     Prinicpal and Interest to Class A-1            10,771,556.80

     Seller's portion of Principal and Interest        586,333.50
     Funds deposited into Funding Account (Net)              0.00
     Funds deposited into Spread  Account                    0.00
     Excess funds released to Seller                   803,647.90
     Total                                          12,383,478.50



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and
Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.


A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                       09/20/99

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation            93.0038%
Percentage
Class A Certificateholder Fixed Allocation               97.3651%
Percentage

Beginning Class A-1 Certificate Balance            262,126,932.25


Class A-1 Certificate Rate                              5.492500%

Class A-1 Certificate Interest Distributed               1.513246

Class A-1 Certificate Interest Shortfall                 0.000000
Distributed

Remaining Unpaid Class A-1 Certificate Interest          0.000000
Shortfall


Rapid Amortization Event ?                                     No
Class A-1 Certificate Principal Distributed             11.634375

   Maximum Principal Distribution Amount                10.931536
   Scheduled Principal  Distribution Amount             10.783688
(SPDA)
   Accelerated Principal Distribution Amount             0.000000
   Aggregate Investor Liquidation Loss Amount            0.850687
Distributed

Total Amount Distributed to Certificateholders          13.147621

Principal Collections deposited into Funding                 0.00
Account
Ending Funding Account Balance                               0.00

Ending Class A-1 Certificate Balance               252,595,144.82


Class A-1 Factor                                        0.3083143

Pool Factor (PF)                                        0.3083143

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Unreimbursed Liquidation Loss Amount                           $0
Accrued Interest on Unreimbursed Liquidation                   $0
Loss Amount
Accrued & Unpaid Interest on Unreimbursed                      $0
Liquidation Loss Amount

Class A Servicing Fee                                  221,940.30

Beginning Invested Amount                          266,328,359.25
Ending Invested Amount                             256,796,571.82
Beginning Pool Balance                             286,362,785.89
Ending Pool Balance                                276,776,583.77

Spread Account Draw Amount                                   0.00
Credit Enhancement Draw Amount                               0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                       09/20/99

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                          651
     Trust Balance                                  22,132,084.05

   60 - 89 days (Del Stat 2)
     No. of Accounts                                          176
     Trust Balance                                   6,158,982.80

   90+ (Del Stat 3+)
     No. of Accounts                                          334
     Trust Balance                                  11,257,120.25

   REO
     No. of Accounts                                           75
     Trust Balance                                   2,556,878.34

Aggregate Liquidation Loss Amount for                  517,853.67
Liquidated Loans

Class A-1 Certificate Rate for Next                 To be updated
Distribution Date


Amount of any Draws on the Policy                            0.00

Subsequent Mortgage Loans
     No. of Accounts                                         0.00
     Trust Balance                                           0.00
     Cumulative No. of Accounts                          3,249.00
     Cumulative Trust Balance                      100,781,997.58

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred                      0
pursuant to 2.07
    Cumulative Number of Mortgage Loans                         0
Retransferred pursuant to 2.07
    Mortgage Loans Retransferred pursuant to                 0.00
2.07 ($)
    Cumulative Mortgage Loans Retransferred                  0.00
pursuant to 2.07 ($)



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